Exhibit 99.1

Natus Medical Announces Preliminary 2011 Second Quarter Revenue Results

- Financial Results Conference Call Scheduled for July 28, 2011

SAN CARLOS, Calif.--(BUSINESS WIRE)--July 7, 2011--Natus Medical Incorporated (Nasdaq:BABY) today announced that it expects to report revenue for the second quarter of 2011 of approximately $58 million, up 10% from revenue in the same period last year, but below the $62 million to $64 million guidance provided earlier.

“While we achieved record second quarter revenue, it was lower than we had anticipated,” said Jim Hawkins, Chief Executive Officer of the Company. “Revenue was below our expectations in both the United States and international markets. Sales activity was solid throughout the quarter; however, several large orders that we had expected to receive late in the quarter were not placed.”

“We are continuing to evaluate whether the factors that led to the revenue shortfall will impact our operating results for the full year 2011 and intend to discuss our outlook for the remainder of 2011 in our second quarter financial results conference call on July 28th,” added Hawkins.

“We remain committed to our goal of achieving annual revenue of $500 million in 2014, and look to accomplish this through a combination of internal growth and accretive acquisitions,” said Hawkins.

Conference Call

Natus expects to report its complete 2011 second quarter financial results on July 28, 2011 and will hold a conference call on that day to discuss those results and its 2011 guidance. Dial-in and webcast access information will be made available prior to the call.

About Natus Medical Incorporated

Natus is a leading provider of healthcare products used for the screening, detection, treatment, monitoring and tracking of common medical ailments in newborn care, hearing impairment, neurological dysfunction, epilepsy, sleep disorders, and balance and mobility disorders. Product offerings include computerized neurodiagnostic systems for audiology, neurology, polysomnography, and neonatalogy, as well as newborn care products such as hearing screening systems, phototherapy devices for the treatment of newborn jaundice, head-cooling products for the treatment of brain injury in newborns, incubators to control the newborn's environment, and software systems for managing and tracking disorders and diseases for public health laboratories.

Additional information about Natus Medical can be found at www.natus.com.

This press release contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, particularly statements regarding the expectations, beliefs, plans, intentions and strategies of Natus. These forward-looking statements include revenue expectations in 2014, organic revenue growth, and the completion of accretive acquisitions. These statements relate to current estimates and assumptions of our management as of the date of this press release, and future events or Natus' future financial performance or results, and involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to differ materially from those expressed or implied by the forward-looking statements. Forward-looking statements are only predictions and the actual events or results may differ materially. Natus cannot provide any assurance that its future results or the results implied by the forward-looking statements will meet expectations. Our future results could differ materially due to a number of factors, including the effects of competition, the demand for our products and services, the impact of adverse global economic conditions on our target markets, our ability to expand our sales in international markets, our ability to maintain current sales levels in a mature domestic market, our ability to control costs, risks associated with bringing new products to market and integrating acquired businesses, and our ability to fulfill product orders on a timely basis. Natus disclaims any obligation to update information contained in any forward looking statement.

More information about potential risk factors that could affect the business and financial results of Natus is included in Natus' annual report on Form 10-K for the year ended December 31, 2010, and its quarterly reports on Form 10-Q, and in other reports filed from time to time by Natus with the U.S. Securities and Exchange Commission.

CONTACT:
Natus Medical Incorporated
Steven J. Murphy, 650-802-0400
Chief Financial Officer
InvestorRelations@Natus.com